ACCOUNTS AND OTHER RECEIVABLE, NET	6 Months Ended
Jun. 30, 2018
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS AND OTHER RECEIVABLE, NET
ACCOUNTS AND OTHER RECEIVABLE, NET

(US$ MILLIONS)	June 30, 2018	December 31, 2017
Current, net	$3,676	$3,454
Non-current, net
Retainer on customer contract	103	197
Billing rights	675	711
Total Non-current, net	$778	$908
Total	$4,454	$4,362

The increase in accounts and other receivable, net from December 31, 2017 is primarily attributable to higher receivables in our graphite electrode manufacturing business and Greenergy as a result of increased pricing in both businesses during the six months ended June 30, 2018.
Billing rights represent unbilled rights arising at BRK Ambiental from revenue earned from the construction on public concessions contracts classified as financial assets, which are recognized when there is an unconditional right to receive cash or other financial assets from the concession authority for the construction services.